SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3330 Cumberland Boulevard
Suite 700
Atlanta, Georgia  30339
 (Address of principal executive offices)

(770) 693-5950
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 9, 2014, Numerex Corp. (“we,” “us,” “our” or “Numerex”) filed a Current Report on Form 8-K (“May Form 8-K”) to report the completion on May 5, 2014 of our acquisition of Omnilink Systems Inc. (“Omnilink”).  As a result of the acquisition, Omnilink is a wholly owned subsidiary of Numerex.

This Current Report on Form 8-K/A amends the May Form 8-K to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.  Except as described herein, all other information in and exhibits to the May Form 8-K are unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1, and incorporated herein by reference, are the Audited Consolidated Financial Statements of Omnilink Systems Inc. and Subsidiary as of and for the fiscal year ended December 31, 2013 together with the report thereon of Frazier & Deeter, LLC.

Attached as Exhibit 99.2, and incorporated herein by reference, are the Unaudited Condensed Consolidated Financial Statements of Omnilink Systems Inc. and Subsidiary as of March 31, 2014 and for the three months ended March 31, 2014 and 2013.

(b) Pro Forma Financial Information.

Attached as Exhibit 99.3, and incorporated herein by reference, is Unaudited Pro Forma Condensed Consolidated Financial Information including an Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014 and Unaudited Pro Forma Condensed Consolidated Statements of Income for the fiscal year ended December 31, 2013 and the three months ended March 31, 2014.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.
Exhibit No.	Description
10.1
Agreement and Plan of Merger dated April 28, 2014 (incorporated by reference to Exhibit 10.1 to the Numerex Corp. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2014, pursuant to the Exchange Act (File No. 0-22920)).

23.1	Consent of Independent Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of Omnilink Systems Inc. and Subsidiary as of and for the fiscal year ended December 31, 2013.
99.2	Unaudited Condensed Consolidated Financial Statements of Omnilink Systems Inc. and Subsidiary as of March 31, 2014 and for the three months ended March 31, 2014 and 2013.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information for the year ended December 31, 2013 and the three months ended March 31, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.

Date: July 18, 2014	/s/ Richard A. Flynt
Richard A. Flynt
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1
Agreement and Plan of Merger dated April 28, 2014 (incorporated by reference to Exhibit 10.1 to the Numerex Corp. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2014, pursuant to the Exchange Act (File No. 0-22920)).

23.1	Consent of Independent Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of Omnilink Systems Inc. and Subsidiary as of and for the fiscal year ended December 31, 2013.
99.2	Unaudited Condensed Consolidated Financial Statements of Omnilink Systems Inc. and Subsidiary as of March 31, 2014 and for the three months ended March 31, 2014 and 2013.
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information for the year ended December 31, 2013 and the three months ended March 31, 2014.

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